Exhibit 21.1

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
LU Algerie S.p.A.	Algeria

Cadbury Bebidas De Argentina S.A.	Argentina

Mondelez Argentina S.A.	Argentina

Nabisco Inversiones S.R.L.	Argentina

Van Mar SA	Argentina

Cadbury Finance Pty Limited	Australia

Cadbury Marketing Services Pty Limited	Australia

General Foods Pty. Ltd.	Australia

KF (Australia) Pty. Ltd.	Australia

Kraft Jacobs Suchard (Australia) Pty. Ltd.	Australia

Lanes Biscuits Pty. Ltd.	Australia

Lanes Food (Australia) Pty. Ltd.	Australia

MacRobertson Pty Limited	Australia

Mondelez Australia (Foods) Ltd	Australia

Mondelez Australia Group Co Pty Ltd	Australia

Mondelez Australia Group Investments LP	Australia

Mondelez Australia Holdings Pty. Ltd.	Australia

Mondelez Australia Investments Pty Ltd	Australia

Mondelez Australia Pty. Ltd.	Australia

Mondelez New Zealand Holdings (Australia) Pty. Ltd.	Australia

Recaldent Pty Ltd	Australia

The Natural Confectionery Co. Pty Ltd	Australia

Kraft Foods CEEMA GmbH	Austria

Mirabell Salzburger Confiserie-und Bisquit GmbH	Austria

Mondelez Oesterreich GmbH	Austria

Mondelez Oesterreich Production GmbH	Austria

Fulmer Corporation Limited	Bahamas

Mondelez Bahrain Biscuits WLL	Bahrain

Mondelez Bahrain W.L.L.	Bahrain

LLC Jacobs Bel	Belarus

OOO Mondelez International Bel	Belarus

Cadbury Belgium BVBA	Belgium

Confibel SPRL	Belgium

Kraft Foods Belgium Intellectual Property	Belgium

Kraft Foods Belgium Production Holdings BVBA	Belgium

Kraft Foods Production Holdings Maatschap	Belgium

Mondelez Belgium Biscuits Production NV	Belgium

Mondelez Belgium BVBA	Belgium

Mondelez Belgium Manufacturing Services BVBA	Belgium

Mondelez Belgium Production BVBA	Belgium

Mondelez Belgium Services BVBA	Belgium

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Mondelez Namur Production SPRL	Belgium

Mondelez de Alimentos Bolivia S.R.L	Bolivia

Mondelez International de Alimentos S.R.L.	Bolivia

Cadbury Botswana (Proprietary) Limited	Botswana

Cadbury Confy (Proprietary) Limited	Botswana

K&S Alimentos S.A.	Brazil

Lacta Alimentos Ltda.	Brazil

Mondelez Brasil Ltda.	Brazil

Mondelez Brasil Norte Nordeste Ltda.	Brazil

Taloca Cafe Ltda.	Brazil

Mondelez Bulgaria EOOD	Bulgaria

Mondelez Bulgaria Holding AD	Bulgaria

Mondelez Bulgaria Production EOOD	Bulgaria

152999 Canada Inc.	Canada

3072440 Nova Scotia Company	Canada

MCI Finance Inc.	Canada

Mondelez Asia Pacific (Alberta) GP ULC	Canada

Mondelez Canada Holdings Two ULC	Canada

Mondelez Canada Holdings ULC	Canada

Mondelez Canada Inc.	Canada

TCI Realty Holdings Inc.	Canada

Cadbury Stani Adams Chile Productos Alimenticios Limitada	Chile

Mondelez Chile S.A.	Chile

Cadbury Confectionery (Guangzhou) Co., Limited	China

Cadbury Food Co. Limited China	China

Cadbury Marketing Services Co Ltd Shanghai	China

Kraft Tianmei Food (Tianjin) Co. Ltd.	China

Mondelez Beijing Food Co., Ltd.	China

Mondelez China Co., Ltd	China

Mondelez Guangzhou Food Company Limited	China

Mondelez Jiangmen Food Co., Ltd.	China

Mondelez Shanghai Food Co., Ltd.	China

Mondelez Shanghai Foods Corporate Management Co., Ltd.	China

Mondelez Suzhou Food Co., Ltd.	China

Nabisco Food (Suzhou) Co. Ltd.	China

Industria de Colores y Sabores S.A.S.	Colombia

Kraft Foods Colombia S.A.S.	Colombia

Mondelez Colombia S.A.S.	Colombia

Servicios Comerciales Colombia SAS	Colombia

Taloca y Cia Ltda.	Colombia

El Gallito Industrial, S.A.	Costa Rica

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Mondelez Costa Rica Limitada	Costa Rica

Mondelez Zagreb d.o.o.	Croatia

Gum Management Services Ltd	Cyprus

Mondelez CR Biscuit Production s.r.o.	Czech Republic

Mondelez CR Coffee Production s.r.o.	Czech Republic

Mondelez Czech Republic s.r.o.	Czech Republic

Opavia Lu s.r.o.	Czech Republic

Kraft Foods Danmark Intellectual Property ApS	Denmark

Mondelez Danmark ApS	Denmark

Mondelez Danmark Kaffe ApS	Denmark

Mondelez Dominicana, S.A.	Dominican Republic

Mondelez Ecuador Cia. Ltda.	Ecuador

Cadbury Egypt for Importation	Egypt

Mondelez Egypt Foods S.A.E.	Egypt

Mondelez Egypt Trading LLC	Egypt

Mondelez El Salvador, Ltda. de C.V.	El Salvador

Mondelez Eesti Osauhing	Estonia

Kraft Foods Finland Production Oy	Finland

Mondelez Finland OY	Finland

Cadbury France SAS	France

Generale Biscuit Glico France	France

Generale Biscuit SAS	France

Kraft Foods France Biscuit S.A.S.	France

Kraft Foods France Intellectual Property S.A.S.	France

Mondelez France Antilles Guyane Distribution SAS	France

Mondelez France Biscuit Distribution SAS	France

Mondelez France Biscuits Production SAS	France

Mondelez France Commercial 1 S.A.S.	France

Mondelez France Confectionery Production SAS	France

Mondelez France Ocean Indien Distribution SAS	France

Mondelez France R&D SAS	France

Mondelez France S.A.S.	France

Mondelez Laverune Production S.N.C.	France

Mondelez Strasbourg Production S.N.C.	France

LLC Jacobs Georgia	Georgia

Mondelez Georgia LLC	Georgia

Carlton Lebensmittel Vertriebs GmbH	Germany

Don Snack Foods Handelsgesellschaft GmbH	Germany

Johann Jacobs GmbH	Germany

Kraft Foods Deutschland Biscuits Grundstuecksverwaltungs GmbH & Co. KG	Germany

Kraft Foods Deutschland Holding GmbH	Germany

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Kraft Foods Deutschland Holding Grundstuecksverwaltungs GmbH & Co. KG	Germany

Kraft Foods Deutschland Intellectual Property GmbH & Co. KG	Germany

Kraft Foods Deutschland Production Grundstuecksverwaltungs GmbH & Co. KG	Germany

Mondelez Deutschland Biscuits Production GmbH	Germany

Mondelez Deutschland Coffee GmbH	Germany

Mondelez Deutschland GmbH	Germany

Mondelez Deutschland Production GmbH & Co. KG	Germany

Mondelez Deutschland Professional GmbH	Germany

Mondelez Deutschland R&D GmbH	Germany

Mondelez Deutschland Services GmbH & Co. KG	Germany

Mondelez International Genussmittel GmbH	Germany

Onko Grossroesterei GmbH	Germany

Cadbury Ghana Limited	Ghana

Lapworth Commodities Limited	Ghana

Mondelez Hellas Production S.A.	Greece

Mondelez Hellas S.A.	Greece

Mondelez Korinthos Production S.A.	Greece

Mondelez Guatemala, Ltda.	Guatemala

Landers Centro Americana, Fabricantes de Molinos Marca “Corona” S.A. de C.V.	Honduras

Mondelez Honduras, S. de R.L.	Honduras

Cadbury Trading Hong Kong Ltd.	Hong Kong

Mondelez Hong Kong Limited	Hong Kong

Gyori Keksz Kft SARL	Hungary

Mondelez Hungaria IP Kft	Hungary

Mondelez Hungaria Kft	Hungary

C S Business Services (India) Pvt. Limited	India

Georges Beverages India Private Limited	India

Induri Farm Limited	India

KJS India Private Limited	India

Mondelez India Foods Private Limited	India

P.T. Cadbury Indonesia	Indonesia

P.T. Cipta Manis Makmur	Indonesia

P.T. Kraft Symphoni Indonesia	Indonesia

P.T. Kraft Ultrajaya Indonesia	Indonesia

P.T. Mondelez Indonesia	Indonesia

P.T. Mondelez Indonesia Manufacturing	Indonesia

P.T. Mondelez Indonesia Trading	Indonesia

Alreford Limited	Ireland

Berkeley Re Limited	Ireland

Cadbury Schweppes Ireland Limited	Ireland

Cadbury Schweppes Treasury America	Ireland

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Cadbury Schweppes Treasury International	Ireland

Cadbury Schweppes Treasury Services	Ireland

Kraft Foods Ireland Intellectual Property Ltd	Ireland

Krema Limited	Ireland

Mondelez Ireland Limited	Ireland

Mondelez Ireland Production Limited	Ireland

Seurat	Ireland

Sunkist Soft Drinks International Limited	Ireland

Trebor (Dublin) Limited	Ireland

Trebor Ireland Limited	Ireland

Greencastle Drinks Limited	Ireland/Netherlands

Cote d’Or Italia S.r.l.	Italy

Fattorie Osella S.p.A.	Italy

Kraft Foods Italia Intellectual Property S.r.l.	Italy

Mondelez Italia Biscuits Production S.p.A	Italy

Mondelez Italia Production S.r.l.	Italy

Mondelez Italia S.r.l.	Italy

Mondelez Italia Services S.r.l.	Italy

Kraft Foods Jamaica Limited	Jamaica

AGF Kanto, Inc.	Japan

AGF SP Inc.	Japan

AGF Suzuka, Inc.	Japan

Ajinomoto General Foods, Inc.	Japan

Kraft Foods Japan K.K.	Japan

Meito Adams Company Limited	Japan

Mondelez Japan Ltd	Japan

Mondelez Japan Ltd TK	Japan

LLP Jacobs Kazakhstan	Kazakhstan

Mondelez Kazakhstan LLP	Kazakhstan

Cadbury Kenya Limited	Kenya

Dong Suh Foods Corporation	Korea

Migabang Limited Company	Korea

SIA Mondelez Latvija	Latvia

Cadbury Adams Middle East Offshore S.A.L.	Lebanon

Cadbury Adams Middle East S.A.L.	Lebanon

AB Kraft Foods Lietuva	Lithuania

UAB Mondelez Baltic	Lithuania

UAB Mondelez Lietuva Production	Lithuania

Kraft Foods Biscuit Financing Luxembourg Sarl	Luxembourg

Kraft Foods Financing Luxembourg Sarl	Luxembourg

Kraft Foods Luxembourg Sarl	Luxembourg

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Adams Marketing (M) Sdn Bhd	Malaysia

Cadbury Confectionery Malaysia Sdn. Bhd.	Malaysia

Cadbury Confectionery Sales (M) Sdn. Bhd.	Malaysia

Kraft Foods Jaya (Malaysia) Sdn Bhd	Malaysia

Mondelez Malaysia Sales Sdn. Bhd.	Malaysia

Mondelez Malaysia Sdn. Bhd.	Malaysia

Trebor (Malaysia) Sdn. Bhd.	Malaysia

Trebor Sales Sdn. Bhd.	Malaysia

Cadbury Mauritius Ltd	Mauritius

Corporativo Mondelez, S. en N.C. de C.V.	Mexico

KTL S. de R.L. de C.V.	Mexico

Mondelez Holding, S. de R.L. de C.V.	Mexico

Mondelez Mexico, S. de R.L. de C.V.	Mexico

Productos Mondelez, S. de R.L. de C.V.	Mexico

Servicios Intregales Mondelez, S. de R.L. de C.V.	Mexico

Servicios Mondelez, S. de R.L. de C.V.	Mexico

Mondelez Maroc SA	Morocco

Springer Schokoladenfabrik (Pty) Limited	Namibia

Abades B.V.	Netherlands

Aztecanana BV	Netherlands

Cadbury CIS B.V.	Netherlands

Cadbury Enterprises Holdings B.V.	Netherlands

Cadbury Holdings B.V.	Netherlands

Cadbury Netherlands International Holdings B.V.	Netherlands

CS Americas Holdings B.V.	Netherlands

Gernika, B.V.	Netherlands

Kraft Foods Central & Eastern Europe Service B.V.	Netherlands

Kraft Foods Cesko Holdings BV	Netherlands

Kraft Foods Entity Holdings B.V.	Netherlands

Kraft Foods Holland Holding BV	Netherlands

Kraft Foods Intercontinental Netherlands C.V.	Netherlands

Kraft Foods LA MB Holding B.V.	Netherlands

Kraft Foods LA MC B.V.	Netherlands

Kraft Foods LA NMB B.V.	Netherlands

Kraft Foods LA NVA B.V.	Netherlands

Kraft Foods LA VA Holding B.V.	Netherlands

Kraft Foods Nederland Biscuit C.V.	Netherlands

Kraft Foods Nederland Intellectual Property BV	Netherlands

Kraft Foods North America and Asia B.V.	Netherlands

Merola Finance B.V.	Netherlands

Mondelez Espana Biscuits Holdings B.V.	Netherlands

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Mondelez Nederland B.V.	Netherlands

Mondelez Nederland Services B.V.	Netherlands

Mondelez Netherlands RUS Holdings B.V.	Netherlands

Nabisco Holdings II B.V.	Netherlands

Mondelez New Zealand	New Zealand

Mondelez New Zealand Investments	New Zealand

Mondelez Nicaragua, S.A.	Nicaragua

Cadbury Nigeria PLC	Nigeria

Freia A/S	Norway

Kraft Foods Norge Intellectual Property AS	Norway

Mondelez Norge A/S	Norway

Mondelez Norge Production AS	Norway

Mondelez Pakistan Limited	Pakistan

Mondelez Panama, S. de R.L.	Panama

Mondelez Peru S.A.	Peru

Mondelez Philippines, Inc.	Philippines

Nabisco Philippines Inc.	Philippines

Leemond Investments Sp. z.o.o.	Poland

Lu Polska SA	Poland

Mondelez Polska Production sp. z.o.o.	Poland

Mondelez Polska Sp. z.o.o.	Poland

Mondelez Portugal Iberia Production, S.A.	Portugal

Mondelez Portugal, Unipessoal Lda.	Portugal

Mondelez Puerto Rico LLC	Puerto Rico

Mondelez Romania S.A.	Romania

Mon’delez Rus LLC	Russia

Mondelez Arabia for Trading LLC	Saudi Arabia

Nabisco Arabia Co. Ltd.	Saudi Arabia

Mondelez d.o.o. Beograd	Serbia

Mondelez Procurement d.o.o. Beograd	Serbia

Cadbury Enterprises Pte. Ltd.	Singapore

Kraft Foods Holdings Singapore Pte. Ltd.	Singapore

Kraft Foods Trading Singapore Pte. Ltd.	Singapore

Kraft Helix Singapore Pte. Ltd.	Singapore

Kuan Enterprises Pte. Ltd.	Singapore

Mondelez Asia Pacific Pte. Ltd.	Singapore

Mondelez Business Services AP Pte Ltd	Singapore

Mondelez Singapore Pte. Ltd.	Singapore

Symphony Biscuits Holdings Pte. Ltd.	Singapore

Taloca (Singapore) Pte Ltd.	Singapore

Mondelez European Business Services Centre s.r.o.	Slovakia

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Mondelez Slovakia Holding a.s.	Slovakia

Mondelez Slovakia Intellectual Property s.r.o.	Slovakia

Mondelez Slovakia s.r.o.	Slovakia

Mondelez SR Production s.r.o.	Slovakia

Mondelez, trgovska druzba, d.o.o, Ljubjana	Slovenia

Cadbury South Africa (Pty) Limited	South Africa

Chapelat-Humphries Investments (Pty) Limited	South Africa

Kraft Foods Services South Africa (Pty) Ltd.	South Africa

Mondelez South Africa (Pty) Ltd.	South Africa

South Africa LP	South Africa

Kraft Foods Espana Holdings S.L.U.	Spain

Kraft Foods Espana Intellectual Property SLU	Spain

Mondelez Espana Biscuits Holdings y Campania S.C.	Spain

Mondelez Espana Commercial, S.L.U.	Spain

Mondelez Espana Confectionery Production, SLU	Spain

Mondelez Espana Galletas Production, S.L.U.	Spain

Mondelez Espana Postres Production, S.A.U.	Spain

Mondelez Espana Production, S.L.U.	Spain

Mondelez Espana Services, S.L.U.	Spain

Mondelez Iberia Holdings, S.L.U.	Spain

Chapelat Swaziland (Proprietary) Limited	Swaziland

Cadbury (Swaziland) (Pty) Limited	Swaziland/South Africa

Kraft Foods Sverige Holding AB	Sweden

Kraft Foods Sverige Intellectual Property AB	Sweden

Mondelez Sverige AB	Sweden

Mondelez Sverige Kaffee AB	Sweden

Mondelez Sverige Production AB	Sweden

Consodri Investments AG	Switzerland

Kraft Foods Biscuits Holding GmbH	Switzerland

Kraft Foods Holding (Europa) GmbH	Switzerland

Kraft Foods Intercontinental Schweiz GmbH	Switzerland

Kraft Foods Schweiz Holding GmbH	Switzerland

Lambras Holdings AG	Switzerland

Mondelez Europe GmbH	Switzerland

Mondelez Europe Procurement GmbH	Switzerland

Mondelez Europe Services GmbH	Switzerland

Mondelez International Finance AG	Switzerland

Mondelez Schweiz GmbH	Switzerland

Mondelez Schweiz Holding GmbH	Switzerland

Mondelez Schweiz Production GmbH	Switzerland

Mondelez World Travel Retail GmbH	Switzerland

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Taloca GmbH	Switzerland

Mondelez Taiwan Limited	Taiwan

Cadbury South East Asia Limited	Thailand

Mondelez (Thailand) Co., Ltd.	Thailand

Mondelez International (Thailand) Co., Ltd	Thailand

Kraft Foods (Trinidad) Unlimited	Trinidad

Kent Gida Maddeleri Sanayii ve Ticaret Anonim Sirketi	Turkey

Cadbury South Africa (Holdings)	UK/South Africa

Dirol Cadbury Ukraine SFE	Ukraine

LLC Chipsy LYUKS	Ukraine

Private Joint Stock Company “Mondelez Ukrania”	Ukraine

Mondelez Eastern Europe Middle East & Africe FZE	United Arab Emirates

Arcadian of Devon Limited	United Kingdom

Brentwick Limited	United Kingdom

Cadbury Eight LLP	United Kingdom

Cadbury Financial Services	United Kingdom

Cadbury Five LLP	United Kingdom

Cadbury Four LLP	United Kingdom

Cadbury International Limited	United Kingdom

Cadbury Limited	United Kingdom

Cadbury New Zealand LLP	United Kingdom

Cadbury Nine LLP	United Kingdom

Cadbury Nominees Limited	United Kingdom

Cadbury One LLP	United Kingdom

Cadbury Russia Limited	United Kingdom

Cadbury Russia Two Ltd	United Kingdom

Cadbury Schweppes Finance Limited	United Kingdom

Cadbury Schweppes Investments Ltd	United Kingdom

Cadbury Schweppes Overseas Limited	United Kingdom

Cadbury Seven LLP	United Kingdom

Cadbury Six LLP	United Kingdom

Cadbury Ten LLP	United Kingdom

Cadbury Three LLP	United Kingdom

Cadbury Two LLP	United Kingdom

Cadbury UK Limited	United Kingdom

Cadbury US Holdings Limited	United Kingdom

Chromium Acquisitions Limited	United Kingdom

Chromium Assets Limited	United Kingdom

Chromium Suchex LLP	United Kingdom

Chromium Suchex No. 3 LLP	United Kingdom

Craven Keiller	United Kingdom

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Ernest Jackson & Co Limited	United Kingdom

Galactogen Products Limited	United Kingdom

Green & Black’s Limited	United Kingdom

Hesdin Investments Limited	United Kingdom

Kraft Foods Investment Holdings UK Limited	United Kingdom

Kraft Foods Middle East & Africa Ltd.	United Kingdom

Kraft Foods UK Intellectual Property Limited	United Kingdom

Kraft Foods UK IP & Production Holdings Ltd.	United Kingdom

Kraft Russia Limited	United Kingdom

L. Rose & Co., Limited	United Kingdom

Mondelez UK Biscuit Financing Ltd	United Kingdom

Mondelez UK Confectionery Production Limited	United Kingdom

Mondelez UK Holdings & Services Limited	United Kingdom

Mondelez UK Limited	United Kingdom

Mondelez UK Production Limited	United Kingdom

Mondelez UK R&D Limited	United Kingdom

Reading Scientific Services Limited	United Kingdom

Ritz Biscuit Company Limited	United Kingdom

Schweppes Limited	United Kingdom

Somerdale Limited	United Kingdom

The Kenco Coffee Company Limited	United Kingdom

The Old Leo Company Limited	United Kingdom

Trebor Bassett Holdings Limited	United Kingdom

Trebor Bassett Limited	United Kingdom

Trebor International Limited	United Kingdom

Vantas International Limited	United Kingdom

Yellowcastle Limited	United Kingdom

B2N Corporation	United States

Back to Nature Food Company, LLC	United States

Cadbury Schweppes US Finance LLC	United States

Callard & Bowser-Suchard, Inc.	United States

Intercontinental Brands LLC	United States

Intercontinental Great Brands LLC	United States

KFI-USLLC IX	United States

KFI-USLLC VII	United States

KFI-USLLC VIII	United States

KFI-USLLC XI	United States

KFI-USLLC XIII	United States

KFI-USLLC XIV	United States

KFI-USLLC XVI	United States

Kraft Foods Asia Pacific Services LLC	United States

Mondelēz International, Inc. Subsidiaries — 2014

Entity Name	Country
Kraft Foods Biscuit Brands Kuan LLC	United States

Kraft Foods Brentwick LLC	United States

Kraft Foods Holdings LLC	United States

Kraft Foods International Beverages LLC	United States

Kraft Foods International Biscuit Holdings LLC	United States

Kraft Foods International Europe Holdings LLC	United States

Kraft Foods International Holdings Delaware LLC	United States

Kraft Foods International Services LLC	United States

Kraft Foods Latin America Holding LLC	United States

Kraft Foods R & D, Inc.	United States

Kraft Foods Taiwan Holdings LLC	United States

Mondelēz BTN Holdings LLC	United States

Mondelēz Global LLC	United States

Mondelēz International Holdings LLC	United States

Mondelēz International Service Holdings LLC	United States

Mondelēz International Service LLC	United States

Mondelez International SM, LLC	United States

Mondelez Suchex Holdings LLC	United States

Mondelez Thrive Investment LLC	United States

Nabisco International Limited	United States

Nabisco Royal Argentina LLC	United States

NISA Holdings LLC	United States

NSA Holdings LLC	United States

Redbird Services LLC	United States

Suchex IV LLC	United States

C.A.S. Uruguay S.A.	Uruguay

Mondelez Uruguay S.A.	Uruguay

Cadbury Adams, S.A.	Venezuela

Cadbury Beverages de Venezuela CA	Venezuela

Compania Venezolana de Conservas C.A.	Venezuela

Covenco Holding C.A.	Venezuela

Kraft Foods Venezuela, C. A.	Venezuela

Promotora Cadbury Adams, C.A.	Venezuela

Tevalca Holdings C.A.	Venezuela

Cadbury Schweppes Zimbabwe (Private) Limited	Zimbabwe